CAPITAL MANAGEMENT (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CAPITAL MANAGEMENT
Interest-bearing bank borrowings	¥ 0
Amounts owed to related parties	36,348	¥ 36,217
Total debts	36,348	36,217
Less: Cash and cash equivalents (excluding restricted bank balances)	(12,344)	(8,212)	¥ (9,016)	¥ (2,328)
Net debts	24,004	28,005
Equity attributable to shareholders of the Company	¥ 96,758	¥ 272,496
Gearing ratio	24.80%	10.30%